UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23377)

Tidal ETF Trust
(Exact name of registrant as specified in charter)

898 N. Broadway, Suite 2
Massapequa, New York 11758
(Address of principal executive offices) (Zip code)

Eric W. Falkeis

Tidal ETF Trust

898 N. Broadway, Suite 2

Massapequa, New York 11758
(Name and address of agent for service)

(844) 986-7676

Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2020

Item 1. Reports to Stockholders.

RPAR Risk Parity ETF
Ticker: RPAR

Annual Report
November 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), paper copies of the RPAR Risk Parity ETF (the “Fund”) shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker dealer or bank. Instead, the report will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

RPAR Risk Parity ETF

TABLE OF CONTENTS

RPAR Risk Parity ETF

Dear Shareholders,

We launched the Fund on December 12, 2019. One of the strategy’s key objectives is to earn equity-like returns over the long run with controlled risk by gaining exposure to a diverse set of asset classes. Returns competitive with equities can be achieved by structuring each asset class to have comparable long-term returns as equities. The risk can be managed by allocating across a set of asset classes that are biased to perform well in different economic environments. This approach to investing, commonly termed “risk parity,” is efficiently packaged within a single liquid ETF vehicle that is broadly accessible. This was the philosophy that established the foundation for the Fund’s creation.

Results of the Real-Life Stress Test

Little did we know at launch that we were on the verge of a global pandemic that would send the stock market to one of its steepest declines in history only to be followed by a surprising V-shaped market recovery as the pandemic raged on. This unique set of extreme economic conditions (literally, a one-in-a-hundred-year “black swan”) provided a valuable real-life stress test for the efficacy of the strategy. Adding to the distinctive nature of the recent market drop and rebound is the unpredictability of both outcomes. Few professional investors could have envisioned either result let alone accurately timed the inflection point.

How did the Fund perform? During the first quarter of 2020, the global equity market collapsed by over 21%; the Fund was down 4%.1 While the equities within the Fund fell commensurate with the market and commodity producers declined by about a third, gold, Treasuries, and Treasury Inflation-Protected Securities (“TIPS”) provided the needed ballast during this stressful period by generating attractive positive returns.

As of 3/31/20	Allocation	Q1 2020 Return (12/31/19 – 3/31/20)
RPAR Risk Parity ETF (Market Price)	116%	-4%
Global Equities	22%	-22%
Commodity Producers	13%	-34%
Physical Gold	18%	+4%
Treasuries	42%	+12%
TIPS	21%	+11%

RPAR Risk Parity ETF underlying asset class performance as reported by Toroso Investments, LLC, 12/31/19 – 3/31/20.

Near the end of the first quarter, the government responded forcefully through coordinated monetary and fiscal stimulus and markets staged an impressive rally in response. As the market environment shifted, asset class winners and losers from April 2020 to November 2020 (the date of this writing) were nearly opposite those of the first quarter. The best performers in Q1 (Treasuries, TIPS, and gold) trailed the worst performers (global equities and commodity producers) by a large margin during the reversal.

As of 11/30/20	Allocation	Q1 2020 Return (12/31/19 – 3/31/20)	Q2 – Q4 2020 Return (3/31/20 – 11/30/20)
RPAR Risk Parity ETF (Market Price)	120%	-4%	+20%
Global Equities	25%	-22%	+44%
Commodity Producers	15%	-34%	+51%
Physical Gold	17.5%	+4%	+13%
Treasuries	42.5%	+12%	-2%
TIPS	20%	+11%	+11%

RPAR Risk Parity ETF underlying asset class performance as reported by Toroso Investments, LLC, 12/31/19 – 11/30/20.

Consequently, the Fund gained 20% during the rebound without having to predict either the favorable market outcome or the timing of the turn. By holding a balanced mix of asset classes all the time, the Fund was well positioned during both sides of the “V.”

(1)     Source: Bloomberg, 12/31/19 – 3/31/20. Global Equities represent the MSCI World Index (BB: NDDUWI).

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RPAR Risk Parity ETF

Since inception, through our annual report dated November 30, 2020, the Fund delivered a net asset value (“NAV”) return of 15.88% and market return of 15.90%. The global equity market (MSCI All Country World Index Net (USD)) earned 14.61% over the same period, but with significantly greater volatility and drawdown than the Fund (as would be expected given the Fund’s design).2

In short, the Fund has responded favorably to the real-life stress test thus far. The success in 2020 has contributed to substantial asset growth and industry recognition. As of November 30, 2020, the Fund’s investors have invested over $900 million in the strategy, making the Fund one of the largest alternative ETFs and among the fastest growing ETFs in the country3. As the first and only risk parity ETF, the Fund is regularly referenced in popular media and continues to garner attention.

Looking Ahead

It may not get easier from here. Equities are hovering around all-time highs and interest rates are near zero. As a result, market pricing may pose headwinds for similarly high returns on a prospective basis (of course, we would have said that a year ago). At the same time, economic and market risks remain elevated. The duration, path, and ultimate damage caused by the COVID-19 virus are still uncertain. Debt levels have risen substantially since the onset of the pandemic (when they were already historically high). Political risks are increasing as growing wealth inequality contributes to anti-establishment sentiment. Exploding fiscal deficits financed by unprecedented levels of money printing create the potential for higher inflation moving forward. Most portfolios are not prepared for the wide range of potential outcomes.

Given this backdrop, we tend to favor a more balanced exposure to asset classes that are biased to outperform during shifting economic environments so that we don’t have to guess correctly which will ultimately prevail and when it will happen. 2020 has perhaps just offered a mere glimpse of the potential risk that may exist today.

We thank you for the assets you have entrusted with us and deeply value our relationship. For any questions about the Fund please contact your financial advisor or one of our shareholder associates at (833) 540-0039. You may also visit our website at www.rparetf.com or reach us via email at info@rparetf.com.

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RPAR Risk Parity ETF

Important Information

Before investing you should carefully consider the Fund’s investment objectives, risks, charges, and expenses. This and other information are in the prospectus. A prospectus may be obtained by visiting www.rparetf.com/rpar. Please read the prospectus carefully before you invest.

Past performance does not guarantee future results.

A fund's NAV is the sum of all its assets less any liabilities, divided by the number of shares outstanding. The market price is the most recent price at which the fund was traded.

Risk parity is a portfolio allocation strategy using risk to determine allocations across various components of an investment portfolio.

As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The market price normally should approximate the Fund’s NAV per share, but the market price sometimes may be higher or lower than the NAV. The Fund is new with a limited operating history. There are a limited number of financial institutions authorized to buy and sell shares directly with the Fund, and there may be a limited number of other liquidity providers in the marketplace. There is no assurance that Fund shares will trade at any volume, or at all, on any stock exchange. Low trading activity may result in shares trading at a material discount to NAV.

The Fund’s exposure to investments in physical commodities may fluctuate rapidly and subjects the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. Equity securities, such as common stocks, are subject to market, economic and business risks that may cause their prices to fluctuate. The Fund invests in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability, and reduced market liquidity. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. There can be no guarantee that the United States will be able to meet its payment obligations with respect to such securities.

Diversification does not ensure a profit or protect against loss in declining markets. It is not possible to invest directly in an index.

Shares of the Fund are distributed by Foreside Fund Services, LLC.

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RPAR Risk Parity ETF

PERFORMANCE SUMMARY (Unaudited)

Total Returns for the period ended November 30, 2020:	Since Inception (12/12/2019)	Ending Value (11/30/2020)
RPAR Risk Parity ETF – NAV	15.88%	$11,588
RPAR Risk Parity ETF – Market	15.90%	11,590
S&P 500® Total Return Index	16.34%	11,634
60% S&P 500 Index/40% Bloomberg Barclays U.S. Aggregate Bond Index	13.60%	11,360
Advanced Research Risk Parity Index	18.55%	11,855

This chart illustrates the performance of a hypothetical $10,000 investment made on December 12, 2019 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (833) 540-0039. The Fund’s net expense ratio is 0.47%.

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RPAR Risk Parity ETF

PORTFOLIO ALLOCATION at November 30, 2020 (Unaudited) (1)
Sector/Security Type	% of Total Portfolio
Exchange Traded Funds	30.6%
Futures Contracts (2)	30.6
United States Treasury Inflation Indexed Bonds	14.4
United States Treasury Bills	13.6
Basic Materials	4.6
Energy	4.3
Industrials	1.3
Consumer (Non-Cyclical)	0.4
Consumer (Cyclical)	0.1
Utilities	0.1
Total	100.0%

(1)     Percentages are based on total investments, including derivative contracts.

(2)     Represents the notional amount of the futures contracts.

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RPAR Risk Parity ETF

SCHEDULE OF INVESTMENTS at November 30, 2020
	Shares	Value
Common Stocks — 14.9%
Biotechnology — 0.3%
Corteva, Inc.	72,720	$2,786,630
Building Materials — 0.1%
Geberit AG	1,512	913,580
Chemicals — 1.2%
CF Industries Holdings, Inc.	17,888	667,222
Ecolab, Inc.	10,764	2,391,223
FMC Corp.	12,772	1,481,680
The Mosaic Co.	31,707	696,286
Nutrien Ltd.	49,895	2,467,991
PhosAgro PJSC - GDR	38,995	498,356
Sociedad Quimica y Minera de Chile S.A. - ADR	20,182	949,967
Yara International ASA	27,185	1,104,392
		10,257,117
Distribution & Wholesale — 0.1%
Ferguson PLC	8,581	965,053
Energy - Alternate Sources — 0.7%
Enphase Energy, Inc. (1)	5,530	755,232
First Solar, Inc. (1)	4,499	420,342
Plug Power, Inc. (1)	20,060	529,383
Siemens Gamesa Renewable Energy S.A.	32,506	1,163,789
SolarEdge Technologies, Inc. (1)	2,038	566,523
Sunrun, Inc. (1)	8,957	573,965
Vestas Wind Systems A/S	9,249	1,895,878
Xinyi Solar Holdings Ltd.	428,893	782,270
		6,687,382
Food — 0.2%
Mowi ASA	51,377	1,044,467
Salmar ASA	11,575	637,131
		1,681,598
Housewares — 0.1%
The Scotts Miracle-Gro Co.	5,430	954,431

Iron & Steel — 0.9%
Fortescue Metals Group Ltd.	204,473	2,746,636
Vale S.A. - ADR	336,592	4,900,780
		7,647,416
Machinery - Diversified — 1.6%
AGCO Corp.	7,351	680,041
CNH Industrial NV - Class A	126,524	1,376,581
Deere & Co.	30,505	7,980,718
IDEX Corp.	3,089	596,640
Kubota Corp.	116,145	2,306,192
	Shares	Value
Common Stocks — 14.9% (Continued)
Machinery - Diversified — 1.6% (Continued)
The Toro Co.	10,408	$944,110
Xylem, Inc.	7,142	685,418
		14,569,700
Mining — 4.4%
Anglo American PLC	87,313	2,580,200
Antofagasta PLC	65,009	1,087,910
BHP Group Ltd. - ADR	164,023	9,150,843
Boliden AB	18,720	647,008
China Molybdenum Co. Ltd. - H Shares	2,260,093	1,061,172
First Quantum Minerals Ltd.	47,141	670,429
Freeport-McMoRan, Inc.	96,091	2,247,569
Ganfeng Lithium Co. Ltd. - H Shares	119,810	1,041,625
Glencore PLC	884,036	2,500,307
Ivanhoe Mines Ltd. (1)	86,401	405,369
Jiangxi Copper Co. Ltd. - H Shares	354,865	581,333
Lundin Mining Corp.	47,158	377,730
MMC Norilsk Nickel PJSC - ADR	110,477	3,081,204
Rio Tinto PLC - ADR	118,767	7,716,292
South32 Ltd.	328,764	581,399
Southern Copper Corp.	53,735	3,190,247
Sumitomo Metal Mining Co. Ltd.	19,760	736,582
Teck Resources Ltd. - Class B	36,012	570,234
Vedanta Ltd. - ADR	61,097	400,796
		38,628,249
Oil & Gas — 5.2%
BP PLC - ADR	110,623	2,163,786
Canadian Natural Resources Ltd.	34,457	787,839
Chevron Corp.	61,639	5,373,688
China Petroleum & Chemical Corp. - H Share - ADR	52,840	2,382,027
CNOOC Ltd. - ADR	17,966	1,773,783
ConocoPhillips	33,095	1,309,238
Ecopetrol S.A. - ADR	66,986	771,679
Eni S.p.A - ADR	57,063	1,119,576
EOG Resources, Inc.	17,588	824,525
Equinor ASA - ADR	104,306	1,600,054
Exxon Mobil Corp.	138,108	5,266,058
Gazprom PJSC - ADR	380,683	1,770,176
Hess Corp.	9,988	471,234
Imperial Oil Ltd.	23,218	402,763
LUKOIL PJSC - ADR	20,888	1,357,720
Novatek PJSC - GDR	9,969	1,549,183

The accompanying notes are an integral part of these financial statements.

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RPAR Risk Parity ETF

SCHEDULE OF INVESTMENTS at November 30, 2020 (Continued)
	Shares	Value
Common Stocks — 14.9% (Continued)
Oil & Gas — 5.2% (Continued)
Occidental Petroleum Corp.	29,481	$464,621
PetroChina Co. Ltd. - H Share - ADR	115,757	3,686,860
Pioneer Natural Resources Co.	5,201	523,117
Repsol S.A.	48,988	472,195
Rosneft Oil Co PJSC - GDR	330,828	1,921,449
Royal Dutch Shell PLC - Class A - ADR	120,224	4,068,380
Suncor Energy, Inc.	45,972	736,815
Surgutneftegas PJSC - ADR	116,876	527,345
Tatneft PJSC - ADR	12,531	476,178
Total SE - ADR	83,225	3,507,101
Woodside Petroleum Ltd.	29,589	487,725
		45,795,115
Water — 0.1%
American Water Works Co., Inc.	7,233	1,109,398
Total Common Stocks (Cost $115,092,203)		131,995,669
Exchange Traded Funds — 42.5%
Graniteshares Gold Trust (1)	4,123,070	72,854,647
SPDR Gold MiniShares Trust (1)	4,621,980	81,809,046
Vanguard FTSE Developed Markets ETF	976,392	44,025,515
Vanguard FTSE Emerging Markets ETF	1,389,060	66,063,694
Vanguard Total Stock Market ETF	592,715	110,659,890
Total Exchange Traded Funds (Cost $329,469,588)		375,412,792
	Principal Amount
United States Treasury Obligations — 39.0%
United States Treasury Bills — 19.0%
0.093%, 12/10/20 (2)(3)	$167,632,000	167,630,218
United States Treasury Inflation Indexed Bonds — 20.0%
2.125%, 2/15/40	5,257,625	8,111,578
2.125%, 2/15/41	16,376,893	25,562,047
0.750%, 2/15/42	14,647,306	18,564,276
0.625%, 2/15/43	14,663,962	18,215,070
1.375%, 2/15/44	14,276,054	20,499,082
0.750%, 2/15/45	14,588,987	18,747,659
1.000%, 2/15/46	12,355,816	16,795,044
	Principal Amount	Value
United States Treasury Inflation Indexed Bonds — 20.0% (Continued)
0.875%, 2/15/47	$11,546,872	$15,473,677
1.000%, 2/15/48	10,951,764	15,211,235
1.000%, 2/15/49	13,034,879	18,313,797
0.250%, 2/15/50	1,046,811	1,244,599
		176,738,064
Total United States Treasury Obligations (Cost $330,580,510)		344,368,282
	Shares
Short-Term Investments — 0.0% (4)
Money Market Funds — 0.0% (4)
First American Treasury Obligations Fund, Class X, 0.046% (5)	100,000	100,000
Total Short-Term Investments (Cost $100,000)		100,000
Total Investments in Securities — 96.4% (Cost $775,242,301)		851,876,743
Other Assets in Excess of Liabilities - 3.6%		31,476,354
Total Net Assets — 100.0%		$883,353,097

ADR American Depositary Receipt

GDR Global Depositary Receipt

(1)     Non-income producing security.

(2)     Rate represents the annualized effective yield to maturity from the purchase price.

(3)     Zero coupon security.

(4)     Does not round to 0.1% or (0.1)%, as applicable.

(5)     The rate quoted is the annualized seven-day effective yield as of November 30, 2020.

Schedule of Futures Contracts at November 30, 2020

The Fund had the following futures contracts outstanding with PhillipCapital, Inc.

Long Futures Contracts Outstanding	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)	Notional Value
10-Year U.S. Treasury Note Futures (3/21)	1,066	$147,019,182	$272,037	$147,291,219
Ultra Long-Term U.S. Treasury Bond Futures (3/21)	1,057	228,678,243	(333,212)	228,345,031
		$375,697,425	$(61,175)	$375,636,250

The accompanying notes are an integral part of these financial statements.

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RPAR Risk Parity ETF

STATEMENT OF ASSETS AND LIABILITIES at November 30, 2020
Assets:
Investments in securities, at value (Note 2)	$851,876,743
Cash	2,193,220
Deposits at broker for futures (Note 2)	21,365,447
Receivables:
Investment securities sold	37,261,582
Fund shares sold	17,399,026
Dividends and interest	766,124
Variation margin receivable	280,906
Total assets	931,143,048

Liabilities:
Payables:
Fund shares redeemed	17,253,000
Investment securities purchased	29,884,093
Management fees (Note 4)	323,222
Variation margin payable	324,313
Other liabilities	5,323
Total liabilities	47,789,951
Net Assets	$883,353,097

Components of Net Assets:
Paid-in capital	$821,323,135
Total distributable (accumulated) earnings (losses)	62,029,962
Net assets	$883,353,097

Net Asset Value (unlimited shares authorized):
Net assets	$883,353,097
Shares of beneficial interest issued and outstanding	38,400,000
Net asset value	$23.00

Cost of investments	$775,242,301

The accompanying notes are an integral part of these financial statements.

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RPAR Risk Parity ETF

STATEMENT OF OPERATIONS For the Period Ended November 30, 2020 (1)
Investment Income:
Dividend income (net of foreign withholding tax of $198,154)	$4,944,291
Interest income	1,656,689
Total investment income	6,600,980

Expenses:
Management fees (Note 4)	2,225,021
Total expenses before interest expense and Management fee waiver	2,225,021
Interest expense	674
Less: Management fee waiver (Note 4)	(133,501)
Net expenses	2,092,194
Net investment income (loss)	4,508,786

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	(6,619,318)
Foreign currency transactions	15,716
Futures contracts	2,756,213
Change in net unrealized appreciation/depreciation on:
Investments and foreign currency transactions	76,629,704
Futures contracts	(61,175)
Net realized and unrealized gain (loss) on investments	72,721,140
Net increase (decrease) in net assets resulting from operations	$77,229,926

(1)     The Fund commenced operations on December 12, 2019. The information presented is from December 12, 2019 to November 30, 2020.

The accompanying notes are an integral part of these financial statements.

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RPAR Risk Parity ETF

STATEMENT OF CHANGES IN NET ASSETS
Period Ended November 30, 2020 (1)

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$4,508,786
Net realized gain (loss) on investments, foreign currency transactions, and futures contracts	(3,847,389)
Change in net unrealized appreciation/depreciation on investments, foreign currency transactions, and futures contracts	76,568,529
Net increase (decrease) in net assets resulting from operations	77,229,926

Distributions to Shareholders:
Net distributions to shareholders	(2,652,617)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares (2)	808,775,788
Total increase (decrease) in net assets	883,353,097

Net Assets:
Beginning of period	—
End of period	$883,353,097

(1)     The Fund commenced operations on December 12, 2019. The information presented is from December 12, 2019 to November 30, 2020.

(2)     Summary of share transactions is as follows:

	Period Ended November 30, 2020 (1)
	Shares	Value
Shares sold	39,900,000	$843,009,688
Shares redeemed	(1,500,000)	(34,233,900)
Net increase (decrease)	38,400,000	$808,775,788

The accompanying notes are an integral part of these financial statements.

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RPAR Risk Parity ETF

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period
Period Ended November 30, 2020 (1)

Net asset value, beginning of period	$20.00

Income from Investment Operations:
Net investment income (loss) (2)	0.21
Net realized and unrealized gain (loss) on investments	2.94
Total from investment operations	3.15

Less Distributions:
From net investment income	(0.15)
Total distributions	(0.15)

Net asset value, end of period	$23.00
Total return (3)(4)	15.88%

Supplemental Data:
Net assets, end of period (millions)	$883.4
Portfolio turnover rate (3)	65%

Ratios of Expenses to Average Net Assets:
Before fees waived (5)	0.50%
After fees waived (5)	0.47%

Ratios of Net Investment Income (Loss) to Average Net Assets:
Before fees waived (5)	0.98%
After fees waived (5)	1.01%

(1)     The Fund commenced operations on December 12, 2019. The information presented is from December 12, 2019 to November 30, 2020.

(2)     Calculated using average shares outstanding method.

(3)     Not annualized.

(4)     The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Summary.

(5)     Annualized.

The accompanying notes are an integral part of these financial statements.

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RPAR Risk Parity ETF

NOTES TO FINANCIAL STATEMENTS November 30, 2020
NOTE 1 – ORGANIZATION

The Fund is a non-diversified series of shares of beneficial interest of Tidal ETF Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on June 4, 2018 and is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The Fund commenced operations on December 12, 2019.

The investment objective of the Fund is to seek to generate positive returns during periods of economic growth, preserve capital during periods of economic contraction, and preserve real rates of return during periods of heightened inflation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.    Security Valuation. Equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price or mean between the most recent quoted bid and ask prices for long and short positions. For a security that trades on multiple exchanges, the primary exchange will generally be considered the exchange on which the security is generally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Prices of securities traded on the securities exchange will be obtained from recognized independent pricing agents (“Independent Pricing Agents”) each day that the Fund is open for business.

Debt securities are valued by using an evaluated mean of the bid and asked prices provided by Independent Pricing Agents. The Independent Pricing Agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker dealer supplied valuations, or other methodologies designed to identify the market value for such securities. In arriving at valuations, such methodologies generally consider factors such as security prices, yields, maturities, call features, ratings and developments relating to specific securities.

For securities for which quotations are not readily available, a fair value will be determined by the Valuation Committee using the Fair Value Procedures approved by the Trust’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Fair Value Procedures adopted by the Board. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

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NOTES TO FINANCIAL STATEMENTS November 30, 2020 (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of November 30, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks (1)	$131,995,669	$—	$—	$131,995,669
Exchange Traded Funds	375,412,792	—	—	375,412,792
United States Treasury Obligations (2)	—	344,368,282	—	344,368,282
Short-Term Investments	100,000	—	—	100,000
Total Investments in Securities	$507,508,461	$344,368,282	$—	$851,876,743

Other Financial Instruments (3)
Interest Rate Contracts - Futures	$(61,175)	$—	$—	$(61,175)

(1)     See Schedule of Investments for the industry breakout.

(2)     See Schedule of Investments for the security type breakout.

(3)     Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts, which are presented at the unrealized appreciation/depreciation on the investment.

The Fund has provided additional disclosures below regarding derivatives and hedging activity intending to improve financial reporting by enabling investors to understand how and why the Fund uses futures contracts (a type of derivative), how they are accounted for and how they affect an entity’s results of operations and financial position. The Fund may use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index. The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

The average notional amount for futures contracts is based on the monthly notional amounts. The notional amount for futures contracts represents the U.S. dollar value of the contract as of the day of opening the transaction or latest contract reset date. The Fund’s average notional value of futures contracts outstanding during the period ended November 30, 2020, was $202,726,432. The following tables show the effects of derivative instruments on the financial statements.

Statement of Assets and Liabilities

Fair value of derivative instruments as of November 30, 2020:

	Asset Derivatives		Liability Derivatives
Instrument	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest Rate Contracts - Futures	Variation margin receivable (see Statement of Assets and Liabilities)	$ 280,906	Variation margin payable (see Statement of Assets and Liabilities)	$ (324,313)
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NOTES TO FINANCIAL STATEMENTS November 30, 2020 (Continued)

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the period ended November 30, 2020:

Instrument	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Interest Rate Contracts - Futures	Net Realized and Unrealized Gain (Loss) on Investments	$ 2,756,213	$ (61,175)

B.    Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes have been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts, if any, from prior years.

As of November 30, 2020, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Delaware; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.    Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.    Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

E.    Futures Contracts. The Fund may purchase futures contracts to gain long exposure to long-term U.S. Treasury bonds. The purchase of futures contracts may be more efficient or cost-effective than buying the underlying securities or assets. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specific price on the contract maturity date. Upon entering into a futures contract, the Fund is required to pledge to the counterparty an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange or the broker. Pursuant to a contract entered into with a futures commission merchant, the Fund agrees to receive from or pay to the firm an amount of cash equal to the cumulative daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the

14

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NOTES TO FINANCIAL STATEMENTS November 30, 2020 (Continued)

time it was closed. The Fund will cover its current obligations under futures contracts by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. The Fund’s use of futures contracts may involve risks that are different from, or possibly greater than, the risk associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of the futures contracts may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: an illiquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that a counterparty will not perform its obligations. The Fund had futures contracts activity during the period ended November 30, 2020. Realized and unrealized gains and losses are included in the Statement of Operations. The futures contracts held by the Fund are exchange-traded with PhillipCapital, Inc. acting as the futures commission merchant.

F.    Deposits at Broker for Futures. Deposits at broker for futures represents amounts that are held by third parties under certain of the Fund’s derivative transactions. Such cash is excluded from cash and equivalents in the Statement of Assets and Liabilities.

G.    Distributions to Shareholders. Distributions to shareholders from net investment income, if any, for the Fund are declared and paid at least quarterly. Distribution to shareholders from net realized gains on securities, if any, for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

H.    Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

I.    Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

J.    Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K.    Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board-approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments to no more than 15% of the value of the Fund’s net assets. An illiquid investment is any security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Fund should be in a position where the value of illiquid investments held by the Fund exceeds 15% of the Fund’s net assets, the Fund will take such steps as set forth in the LRMP.

L.    Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. These differences are primarily due to adjustments for redemptions in-kind. For the period ended November 30, 2020, the following adjustments were made:

Name of Fund	Paid-In Capital	Total Distribution (Accumulated) Earnings (Loss)
RPAR Risk Parity ETF	$ 12,547,347	$ (12,547,347)

During the period ended November 30, 2020, the Fund realized $12,604,418 in net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated losses to paid-in capital.

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NOTES TO FINANCIAL STATEMENTS November 30, 2020 (Continued)

M.    Recently Issued Accounting Pronouncements. In August 2018, the FASB issued ASU No. 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of Topic 820. The amendments in ASU No. 2018-13 are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting—Chapter 8: Notes to Financial Statements. The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements. ASU No. 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13. The Fund has chosen to early adopt the eliminated or modified disclosures.

NOTE 3 – PRINCIPAL RISKS

A.    Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a small number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on the Fund’s performance.

B.    Equity Market Risk. The Fund will invest in common stocks directly or indirectly through ETFs. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, or companies in which the Fund directly or indirectly invests.

C.    Emerging Markets Risk. The Fund’s investments in securities of issuers in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business, and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation, or currency devaluation.

D.    Depositary Receipt Risk. Depositary receipts involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares.

E.    Currency Exchange Rate Risk. The Fund invests, directly or indirectly, in investments denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investments and the value of your Shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning, and you may lose money.

F.    Futures Contracts Risk. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. A decision as to whether, when, and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the risks associated with all derivatives, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

G.    Gold Risk. The prices of precious metals, such as gold, rise and fall in response to many factors, including: economic cycles; changes in inflation or expectations about inflation in various countries; interest rates; currency fluctuations; metal sales by governments, central banks, or international agencies; investment speculation; resource availability; fluctuations in industrial and commercial supply and demand; government regulation of the metals and materials industries; and government prohibitions or restrictions on the private ownership of certain precious and rare metals.

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RPAR Risk Parity ETF

NOTES TO FINANCIAL STATEMENTS November 30, 2020 (Continued)

H.    Government Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. There can be no guarantee that the United States will be able to meet its payment obligations with respect to such securities. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government or other countries may decline or be negative for short or long periods of time.

I.    United States Treasury Inflation Protected Securities (“TIPS”) Risk. TIPS are marketable securities whose principal is adjusted based on changes in the Consumer Price Index (“CPI”). With inflation (an increase in the CPI), the principal increases, and with deflation (a decrease in the CPI), the principal decreases. The relationship between TIPS and the CPI affects both the principal amount paid when a TIPS instrument matures and the amount of interest that a TIPS instrument pays semi-annually. When a TIPS instrument matures, the principal paid is the greater of the CPI-adjusted principal or the original principal. TIPS pay interest at a fixed rate. However, because the fixed rate is applied to the CPI-adjusted principal, interest payments can vary in amount from one period to the next. If inflation occurs, the interest payment increases. In the event of deflation, the interest payment decreases. The Fund may purchase TIPS of any maturity.

Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services.

Any increases in the principal amount of TIPS will considered taxable ordincary income, even though the Fund or applicable underlying ETF will not receive the principal until maturity. As a result, the Fund may make income distributions to shareholders that exceed the cash it receives. In addition, TIPS are subject to credit risk, interest rate risk, and maturity risk.

J.    Credit Risk. Debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.

K.    Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.

L.    Maturity Risk. Debt securities with longer maturity may fluctuate in value more than one with a shorter maturity.

M.    Exchange Traded Fund (“ETF”) Risks.

•     Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

•     Costs of Buying or Selling Shares. Due to the costs of buying or selling shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

•     Shares May Trade at Prices Other Than NAV. As with all ETFs, shares may be bought and sold in the secondary market at market price. Although it is expected that the market price of shares will approximate the Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.

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NOTES TO FINANCIAL STATEMENTS November 30, 2020 (Continued)

•     Trading. Although shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares.

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Toroso Investment, LLC (the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust and the Adviser with respect to the Fund (the “Advisory Agreement”) and, pursuant to the Advisory Agreement, has overall responsibility for the general management and administration of the Fund. The Adviser provides oversight of the Sub-Adviser (defined below), monitoring of the Sub-Adviser’s buying and selling of securities for the Fund, and review of the Sub-Adviser’s performance.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary management fee (the “Management Fee”) based on the average daily net assets of the Fund as follows:

Management Fee	Management Fee After Waiver
0.50%	0.47%

The Adviser has contractually agreed to waive 0.03% of its Management Fee until at least February 28, 2021 (the “Fee Waiver Agreement”). The Fee Waiver Agreement may be terminated only by, or with the consent of, the Board. Any waived Management Fees are not able to be recouped by the Adviser under the Fee Waiver Agreement. Management Fees for the period ended November 30, 2020 are disclosed in the Statement of Operations.

Out of the Management Fee, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the Management Fee payable to the Adviser. The Management Fees incurred are paid monthly to the Adviser.

CSat Investment Advisory, L.P., doing business as Exponential ETFs (the “Sub-Adviser”), serves as sub-adviser to the Fund pursuant to the sub-advisory agreement between the Adviser and the Sub-Adviser with respect to the Fund (“Sub-Advisory Agreement”). The Sub-Adviser is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sales transactions as instructed by the Adviser, subject to the supervision of the Adviser and the Board. Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee for the services and facilities the Sub-Adviser provides (the “Sub-Advisory Fee”) based on the average daily net assets of the Fund as follows:

Daily Net Assets	Sub-Advisory Fee
$0 – $500 Million	0.03%
Excess of $500 Million	0.02%

The Sub-Advisory Fees incurred are paid monthly to the Sub-Adviser by the Adviser irrespective of any fee waiver. Effective September 15, 2020, Exponential no longer serves as a sub-adviser to the Fund. Effective September 15, 2020, the Adviser is responsible for the day-to-day management of the Fund’s portfolio.

Tidal ETF Services LLC (“Tidal”), an affiliate of the Adviser, serves as the Fund’s administrator and, in that capacity, performs various administrative and management services for the Fund. Tidal coordinates the payment of Fund-related expenses and manages the Trust’s relationships with its various service providers.

18

RPAR Risk Parity ETF

NOTES TO FINANCIAL STATEMENTS November 30, 2020 (Continued)

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s sub-administrator, fund accountant and transfer agent. In those capacities Fund Services performs various administrative and accounting services for the Fund. Fund Services prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Fund’s custodian. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s custodian.

Foreside Fund Services, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

Certain officers and trustees of the Trust are affiliated with the Adviser and Fund Services. None of the affiliated trustees or the Trust’s officers receive compensation from the Fund.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the period ended November 30, 2020, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments and U.S. government securities were $659,382,314 and $211,377,054, respectively.

For the period ended November 30, 2020, the cost of purchases and proceeds from the sales or maturities of long-term U.S. Government securities were $200,452,963 and $34,964,999, respectively.

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the period ended November 30, 2020 is as follows:

Distributions paid from:	November 30, 2020
Ordinary income	$ 2,652,617

As of the period ended November 30, 2020, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (1)	$777,609,756
Gross tax unrealized appreciation	83,260,226
Gross tax unrealized depreciation	(9,059,152)
Net tax unrealized appreciation (depreciation)	74,201,074
Undistributed ordinary income (loss)	1,873,966
Undistributed long-term capital gain (loss)	—
Total distributable earnings	1,873,966
Other accumulated gain (loss)	(14,045,078)
Total accumulated gain (loss)	$62,029,962

(1)    The difference between book and tax-basis cost of investments was attributable primarily to the treatment of wash sales, PFIC adjustments and Grantor Trust adjustments.

Net capital losses incurred after November 30 and net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year. As of November 30, 2020, the Fund had no late year losses and had a short-term capital loss carryover of $14,045,078, which does not expire.

NOTE 7 – SHARE TRANSACTIONS

Shares of the Fund are listed and traded on NYSE Arca, Inc. Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in blocks of 25,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement

19

RPAR Risk Parity ETF

NOTES TO FINANCIAL STATEMENTS November 30, 2020 (Continued)

with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $1,000, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Fund for transaction costs associated with the cash transactions. Variable fees received by the Fund, if any, are disclosed in the capital shares transactions section of the Statement of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

NOTE 8 – COVID-19 PANDEMIC

U.S. and international markets have experienced significant periods of volatility in recent years due to a number of economic, political and global macro factors including the impact of the novel coronavirus (COVID-19) as a global pandemic, which has resulted in public health issues, growth concerns in the U.S. and overseas, temporary and permanent layoffs in the private sector, rising unemployment claims and reduced consumer spending, all of which may lead to a substantial economic downturn or recession in the U.S. and global economies. The recovery from the effects of COVID-19 is uncertain and may last for an extended period of time. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with the Fund's investment objective, but there can be no assurance that it will be successful in doing so.

NOTE 9 – SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Effective December 31, 2020, Ian Carroll has resigned as a Trustee from the Board of the Trust. Effective January 29, 2021, Creation Units will generally consist of 75,000 shares and the standard fixed transaction fee for the Fund is $750.

20

RPAR Risk Parity ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
RPAR Risk Parity ETF and
The Board of Trustees of
Tidal ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of RPAR Risk Parity ETF (the “Fund”), a series of Tidal ETF Trust (the “Trust”), including the schedule of investments, as of November 30, 2020, the related statement of operations, the statement of changes in net assets and the financial highlights for the period December 12, 2019 (commencement of operations) to November 30, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, and the results of its operations, the changes in its net assets and the financial highlights for the period December 12, 2019 to November 30, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2018.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian and brokers or through other appropriate auditing procedures when replies from brokers were unable to be obtained. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2021

21

RPAR Risk Parity ETF

EXPENSE EXAMPLE For the Six Months Ended November 30, 2020 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares, and (2) ongoing costs, including management fees of the Fund. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from June 1, 2020 to November 30, 2020.

Actual Expenses

The first line of the following table provides information about actual account values based on actual returns and actual expenses. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, unitary fees. However, the example does not include portfolio trading commissions and related. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund’s shares. Therefore, the second line of the following table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expenses Paid During the Period June 1, 2020 – November 30, 2020 (1)
Actual	$ 1,000.00	$ 1,114.40	$ 2.48
Hypothetical (5% annual return before expenses)	1,000.00	1,022.65	2.38

(1)     Expenses are equal to the Fund's annualized net expense ratio for the most recent six-month period of 0.47% (fee waiver in effect), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the most recent six month period).

22

RPAR Risk Parity ETF

Statement Regarding Liquidity Risk Management PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), Tidal ETF Trust (the “Trust”), on behalf of its series, the RPAR Risk Parity ETF, has adopted and implemented a liquidity risk management program (the “Program”). The Program seeks to promote effective liquidity risk management for the Fund and to protect Fund shareholders from dilution of their interests. The Trust’s Board of Trustees (the “Board”) has approved the designation of Toroso Investments, LLC, the Fund’s investment adviser, as the program administrator (the “Program Administrator”). The Program Administrator has further delegated administration of the Program to a Program Administrator Committee composed of certain Trust officers. The Program Administrator has also delegated certain responsibilities under the Program to a sub-adviser of the Fund; however, the Program Administrator remains responsible for the overall administration and operation of the Program. The Program Administrator is required to provide a written annual report to the Board regarding the adequacy and effectiveness of the Program, including the operation of the highly liquid investment minimum, if applicable, and any material changes to the Program.

On November 19, 2020, the Board reviewed the Program Administrator’s written annual report for the period December 1, 2019 through September 30, 2020 (the “Report”). The Report provided the Program Administrator’s assessment of the Fund’s liquidity risk: the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of illiquid investments and utilizing various risk management tools and facilities available to the Fund, among other means. The Trust has engaged the services of ICE Data Services, a third-party vendor, to provide daily portfolio investment classification services to assist in the Program Administrator’s assessment. The Report noted that the Fund is an “In-Kind ETF” (as defined in Rule 22e-4) and can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report also noted that the Fund had efficient arbitrage and traded on the secondary markets as reasonably expected. The Program Administrator also considered that there were no significant changes in the liquidity profile of the Fund due to the composition of baskets accepted by the Fund. The Fund did not hold a significant portion of illiquid investments during the review period and the Trust was not required to file Form N-LIQUID during the review period. The Report confirmed that the Fund’s investment strategy was appropriate for an open-end management investment company. The Report also noted that no material changes had been made to the Program during the review period.

The Program Administrator determined that the Program is adequately designed and operating effectively.

23

RPAR Risk Parity ETF

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)
Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees(1)
Mark H.W. Baltimore c/o Tidal ETF Services LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1967	Trustee	Indefinite term; since 2018

Co-Chief Executive Officer, Global Rhino, LLC (asset management consulting firm) (since 2018); Chief Business Development Officer, Joot (asset management compliance services firm) (since 2019); Chief Executive Officer, Global Sight, LLC (asset management distribution consulting firm) (2016–2018); Head of Global Distribution Services, Foreside Financial Group, LLC (broker-dealer) (2016); Managing Director, Head of Global Distribution Services, Beacon Hill Fund Services (broker-dealer) (2015–2016); Vice President, Head of International Sales & Business Development, Charles Schwab & Company (asset management firm) (2014–2015).

				11	None
Dusko Culafic c/o Tidal ETF Services LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1958	Trustee	Indefinite term; since 2018	Retired (since 2018); Senior Operational Due Diligence Analyst, Aurora Investment Management, LLC (2012–2018).	11	None
Eduardo Mendoza c/o Tidal ETF Services LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1966	Trustee	Indefinite term; since 2018	Executive Vice President – Head of Capital Markets & Corporate Development, Credijusto (financial technology company) (since 2017); Founding Partner / Capital Markets & Head of Corporate Development, SQN Latina (specialty finance company) (2016–2017); Managing Director: Origination & Structuring, Securitization Group, BMO Capital Markets (2006–2015).	11	None
24

RPAR Risk Parity ETF

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)
Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees
Eric W. Falkeis(2) c/o Tidal ETF Services LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1973	President, Principal Executive Officer, Trustee, Chairman, and Secretary	President and Principal Executive Officer since 2019, Indefinite term; Trustee, Chairman, and Secretary since 2018, Indefinite term	Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013–2018) and Direxion Advisors, LLC (2017–2018).	11

Independent Director, Muzinich BDC, Inc. (since 2019); Trustee, Professionally Managed Portfolios (27 series) (since 2011); Interested Trustee, Direxion Funds, Direxion Shares ETF Trust, and Direxion Insurance Trust (2014–2018).

Ian C. Carroll, CFA(3)(4) c/o Tidal ETF Services LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1970	Trustee	Indefinite term; since 2018	Head of Corporate Research, Aware Asset Management, Inc. (since 2018); Principal Corporate Credit Research Analyst, Blue Cross and Blue Shield of Minnesota (insurance company) (since 2017); Credit Research Analyst, California Public Employees’ Retirement system (2013–2017).	11	None
25

RPAR Risk Parity ETF

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)
Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Executive Officers
Daniel H. Carlson c/o Tidal ETF Services LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1955	Treasurer, Principal Financial Officer, Principal Accounting Officer and AML Compliance Officer	Indefinite term; since 2018	Chief Financial Officer, Chief Compliance Officer, and Managing Member, Toroso Investments, LLC (since 2012).	Not Applicable	Not Applicable
Bridget P. Garcia, Esq. c/o Cipperman Compliance Services, LLC 480 E. Swedesford Road, Suite 220 Wayne, Pennsylvania 19087 Born: 1985	Chief Compliance Officer	Indefinite term; since 2018

Compliance Manager, Cipperman Compliance Services, LLC (since 2017); Senior Associate, Central Compliance—Risk Management Group (2016–2017), Client Services Associate (2014–2016), Macquarie Group (global financial services firm).

				Not Applicable	Not Applicable
Aaron J. Perkovich c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202 Born: 1973	Assistant Treasurer	Indefinite term; since 2018	Vice President, U.S. Bancorp Fund Services, LLC (since 2006).	Not Applicable	Not Applicable
Cory R. Akers c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202 Born: 1978	Assistant Secretary	Indefinite term; since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2006).	Not Applicable	Not Applicable

(1)   All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)   Mr. Falkeis is considered an “interested person” of the Trust due to his positions as President, Principal Executive Officer, Chairman and Secretary of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, an affiliate of the Adviser.

(3)   Mr. Carroll is considered an “interested person” of the Trust due to his position as Head of Corporate Research of Aware Asset Management, Inc., a sub-adviser to a series of the Trust.

(4)   Effective December 31, 2020, Mr. Carroll resigned as a Trustee from the Board of the Trust.

26

RPAR Risk Parity ETF

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the period ended November 30, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017.

The percentage of dividends declared from ordinary income designated as qualified dividend income for the period ended November 30, 2020 was 93.47%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended November 30, 2020 was 29.39%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distribution under Internal Revenue Section 871(k)(2)(c) for the period ended November 30, 2020 was 0.00%.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling (833) 540-0039 or by accessing the Fund’s website at www.rparetf.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling (833) 540-0039 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling (833) 540-0039. Furthermore, you can obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on the Fund’s website daily at www.rparetf.com.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (Unaudited)

Information regarding how often shares of the Fund trade on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) to its daily net asset value (“NAV”) is available, without charge, on the Fund’s website at www.rparetf.com.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (833) 540-0039. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website www.rparetf.com.

27

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Investment Adviser

Toroso Investments, LLC
898 N. Broadway, Suite 2
Massapequa, New York 11758

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street

Philadelphia, Pennsylvania 19102

Legal Counsel

Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Fund Administrator

Tidal ETF Services LLC
898 N. Broadway, Suite 2
Massapequa, New York 11758

Transfer Agent, Fund Accountant and Fund Sub-Administrator

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Fund Information
Fund	Ticker	CUSIP
RPAR Risk Parity ETF	RPAR	886364603

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Dusko Culafic is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

RPAR Risk Parity ETF

	FYE 11/30/2020	FYE 11/30/2019
Audit Fees	$12,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Non-Audit Related Fees	FYE 11/30/2020	FYE 11/30/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2020	FYE 11/30/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Dusko Culafic, Eduardo Mendoza, and Mark H.W. Baltimore.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each President/Principal Executive Officer and Treasurer/Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tidal ETF Trust

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	February 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	February 8, 2021

By (Signature and Title)*	/s/ Daniel Carlson
Daniel Carlson, Treasurer/Principal Financial Officer

Date	February 8, 2021

*	Print the name and title of each signing officer under his or her signature.